Muhlenkamp Fund
                        Intelligent Investment Management

SEMI - ANNUAL REPORT

June 30, 2000


Phone: 1-800-860-3863
E/-mail: fund@muhlenkamp.com
Web Site: WWW.MUHLENKAMP.COM

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Muhlenkamp Fund. Please call 1-800-860-3863 for a free prospectus. Read it carefully before you invest.



                                 THE MUHLENKKAMP
                       (A Portfolio of the Wexford Trust)

Dear Fellow Shareholders:

The Trustees and Management of the Muhlenkamp Fund are pleased to present this semi-annual report of your Fund.

The past six months have seen big changes in the securities markets, some of which we have been anticipating for the better part of a year.

We have been saying for a year that the market's fear of inflation was driving up long-term interest rates and that the majority of stocks would have trouble doing well as long as long-term rates were rising. From late 1998 through January 2000, long-term Treasury rates rose from 4.8% to 6.7%. Since late January long-term rates have fallen from 6.7% to less than 6% even as the Fed continued to raise short-term rates. We judge this action in the bond market to indicate that the fear of rising inflation is dissipating. As a result, financial stocks (banks & brokers) particularly the biggest and the best, have demonstrated strong performance.

We have also been saying that as long as the popular speculative stocks were uniformly in up-trends, there would be little incentive for the public to look elsewhere for investment ideas. That momentum has now been broken. The "hype" stocks (internet, telecom, and biotech) peaked in March and suffered a severe correction. Since then, many other speculative stocks have joined the crowd on the downside. Momentum is now driving down the same stocks it drove up. Our suspicion is that it took a lot of "New Economy" believers by surprise and it will take a while to sort through the rubble.

Meanwhile, the economy (old and new) is doing just fine, thank you, exhibiting strong growth with modest inflation. We see no evidence that inflation is about to pick up substantially or that we are about to enter a recession. As investors, we monitor the risk of inflation and recession as the two big risks to our assets. In the past 18 months, economists, the Fed, and the markets have reacted to fears of both of these risks but neither has become reality. While a third shoe can always drop, only the fear of war carries the impact of recession or inflation, and it looks unlikely.

While the Fed has the capability of creating a recession, recent action in the markets suggest that they will take an even more gradual approach. To the extent that Mr. Greenspan and company have been battling "irrational exuberance" and the "wealth effect" their fears too should now be dissipating.

So where are we today? The American consumer and the American economy are in good shape. Fears of rising inflation and attendant long-term interest rates have peaked. The bubble in speculative stocks has popped. Most companies are doing quite well and are reasonably priced. We are finding more and better values than any time since late 1994. We think it's a good opportunity to put your money to work in those values.

Sincerely,


/S/Ronald H. Muhlenkamp
Ronald H. Muhlenkamp

President
August 25, 2000


THE MUHLENKAMP FUND
(A portfolio of the Wexford Trust)


                          TOTAL RETURN %          CUMULATIVE RETURN %
                           Muhlenkamp     S&P        Muhlenkamp        S&P
Period Ending               Fund          500           Fund           500
--------------------------------------------------------------------------------
12/31/91                    45.4          30.5           45.4          30.5
12/31/92                    15.8           7.6           68.4          40.4
12/31/93                    18.1          10.1           98.9          54.6
12/31/94                    (7.2)          1.3           84.6          56.6
12/31/95                    33.0          37.6          145.4         115.5
12/31/96                    30.0          23.0          219.0         164.9
12/31/97                    33.3          33.4          325.2         253.3
12/31/98                     3.2          28.6          338.9         354.3
12/31/99                    11.4          21.0          388.9         449.9
6/30/00                     12.9          (0.4)         451.9         447.6

Line Graph Plot Points

                  A $10,000 Investment in The Muhlenkamp Fund

                              Muhlenkamp             S&P
Date                            Fund                 500
12/31/90                        10,000              10,000
12/31/91                        14,539              13,047
12/31/92                        16,836              14,041
12/31/93                        19,887              15,457
12/31/94                        18,457              15,661
12/31/95                        24,540              21,546
12/31/96                        31,898              26,493
12/31/97                        42,520              35,331
12/31/98                        43,889              45,428
12/31/99                        48,892              54,986
6/30/00                         55,194              54,755

The Standard & Proor's 500 Stock Index (S&P) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. This chart assumes an initial gross investment of $10,00 made on 12/31/90. Returns shown include the reinvestment of all dividends. The Fund's past performance is not necessarily an indication of its future performance. It may perform better in the future.

--------------------------------------------------------------------------------
                              THE MUHLENKAMP FUND
                       (A Portfolio of the Wexford Trust)

                        STATEMENT OF ASSETS & LIABILITIES
                            June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
                                     ASSETS
--------------------------------------------------------------------------------
INVESTMENTS, AT VALUE(Cost $146,884,642)                          $ 204,096,639
RECEIVABLE FOR FUND SHARES SOLD                                         442,088
DIVIDENDS RECEIVABLE                                                    105,769
INTEREST RECEIVABLE                                                     57,524
OTHER ASSETS                                                            78,189
                                                                    ------------
      Total assets                                                  204,780,209
                                                                    ============
--------------------------------------------------------------------------------
                                   LIABILITIES
--------------------------------------------------------------------------------
OPTIONS WRITTEN, AT VALUE                                             1,719,250
(Premiums received $1,954,225)
PAYABLE FOR FUND SHARES PURCHASED                                        11,219
PAYABLE TO ADVISOR                                                      163,259
ACCRUED EXPENSES AND OTHER LIABILITIES                                  438,355
                                                                    ------------
         Total liabilities                                            2,332,083
NET ASSETS                                                        $ 202,448,126
                                                                    ============
--------------------------------------------------------------------------------
                                   NET ASSETS
--------------------------------------------------------------------------------
PAID IN CAPITAL                                                   $ 130,289,406
ACCUMULATED NET REALIZED GAIN ON INVESTMENTS                         14,711,748
NET UNREALIZED APPRECIATION OF:
    Investments                                                      57,211,997
    Written options                                                     234,975
                                                                    ------------
NET ASSETS                                                        $ 202,448,126
                                                                    ============
SHARES OF BENEFICIAL INTEREST OUTSTANDING
(unlimited number of shares authorized, $.001 par value)              4,361,871
NET ASSET VALUE PER SHARE                                               $ 46.41
                                                                    ============
                See notes to financial statements.

--------------------------------------------------------------------------------
                              THE MUHLENKAMP FUND
                       (A Portfolio of the Wexford Trust)

                             STATEMENT OF OPERATIONS
                   Six Months Ended June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
INVESTMENT INCOME:
     Dividends                                                       $ 780,965
     Interest                                                          137,355
                                                                    ------------
        Total investment income                                        918,320
                                                                    ============
EXPENSES:
     Investment advisory fees                                          937,392
     Shareholder servicing and accounting costs                        221,970
     Reports to shareholders                                            46,488
     Federal & state registration fees                                  15,700
     Custody fees                                                        5,634
     Administration fees                                                53,162
     Directors' fees and expenses                                        2,026
     Professional fees                                                   8,546
     Other                                                                 166
                                                                    ------------
     Total operating expenses before expense reductions              1,291,084
     Expense reductions (see Note 7)                                   (54,410)
                                                                    ------------
          Total expenses                                             1,236,674
                                                                    ------------
NET INVESTMENT LOSS                                                   (318,354)
                                                                    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
     Realized gain (loss) on:
     Investments                                                    15,011,659
     Written options                                                  (310,803)
                                                                    ------------
     Net realized gain                                              14,700,856
     Change in unrealized appreciation (depreciation) on:
     Investments                                                     5,205,010
     Written options                                                 2,623,245
                                                                    ------------
     Net unrealized gain                                             7,828,255
                                                                    ------------
     Net realized and unrealized gain on investments                22,529,111
                                                                    ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $ 22,210,757
                                                                    ============
                See notes to financial statements.

--------------------------------------------------------------------------------
                              THE MUHLENKAMP FUND
                       (A Portfolio of the Wexford Trust)

                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                            SIX MONTHS ENDED       YEAR ENDED
                                            JUNE 30, 2000      DECEMBER 31, 1999
                                              (UNAUDITED)
OPERATIONS:
     Net investment loss                      $ (318,354)          $ (483,790)
     Net realized gain on investments
     sold and option contracts expired
     or closed                                14,700,856             3,671,407
     Change in unrealized appreciation
     (depreciation) of investments and
     written options                           7,828,255            16,047,892
                                              -------------        -------------

        Net increase in net assets
        resulting from operations             22,210,757            19,235,509
                                             --------------        -------------

DISTRIBUTIONS TO SHAREHOLDERS
FROM NET REALIZED GAINS                           -                 (3,428,553)
                                             --------------        -------------

CAPITAL SHARE TRANSACTIONS:
     Proceeds from shares sold                36,655,522            54,891,294
     Proceeds from shares issued to holders
     in reinvestment of dividends                -                   3,348,810
     Cost of shares redeemed                 (35,017,558)          (90,409,255)
                                             -------------         -------------


          Net increase (decrease) in net
          assets resulting from capital share
          transactions                         1,637,964           (32,169,151)
                                              -------------        -------------

          Total increase (decrease)
          in net assets                       23,848,721           (16,362,195)

NET ASSETS:
     Beginning of year                       178,599,405           194,961,600
     End of year                           $ 202,448,126         $ 178,599,405
                                           ==============        ===============

                     See notes to financial statements.


--------------------------------------------------------------------------------
                              THE MUHLENKAMP FUND
                       (A Portfolio of the Wexford Trust)

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                    Six Months Ended                      YEAR ENDED DECEMBER 31,
                                                      June 30, 2000          1999       1998       1997       1996      1995
                                                       (Unaudited)
NET ASSET VALUE, BEGINNING OF YEAR                      $ 41.11            $ 37.65    $ 36.55    $ 27.52    $ 21.26   $ 16.23
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                           (0.07)(1)          (0.11)      0.08 (2)   0.18 (2)   0.14 (2)  0.21(2)
   Net realized and unrealized gains
   on investments                                          5.37               4.37       1.10       8.98       6.23      5.14
                                                         --------           --------   --------    --------  --------   --------
   Total from investment operations                        5.30               4.26       1.18       9.16       6.37      5.35

LESS DISTRIBUTIONS:
   From net investment income                              0.00               0.00      (0.08)     (0.13)     (0.11)    (0.21)
   From net realized gains                                 0.00              (0.80)      0.00       0.00       0.00     (0.11)
                                                         --------           --------   --------    --------  --------   --------
   Total distributions                                     0.00              (0.80)     (0.08)     (0.13)     (0.11)    (0.32)
                                                         --------           --------   --------    --------  --------   --------

NET ASSET VALUE, END OF PERIOD                          $ 46.41            $ 41.11    $ 37.65    $ 36.55    $ 27.52    $ 21.26
                                                         ========          ========   ========   ========   ========   ========
TOTAL RETURN                                              12.89%             11.40%      3.22%     33.28%     29.96%     32.96%

NET ASSETS, END OF PERIOD (in thousands)               $ 202,448          $ 178,599   $ 194,962 $ 125,461   $ 42,039   $ 23,571

RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS          1.32%(3)(4)(5)     1.35%(4)    1.32%(4)  1.33%(4)   1.54%(4)   1.35%(4)

RATIO OF NET INVESTMENT INCOME (LOSS)
TO AVERAGE NET ASSETS                                     (0.34%) (3)        (0.26%)      0.21%     0.53%      0.58%      1.10%

PORTFOLIO TURNOVER RATE                                   13.87%             14.52%      27.03%    13.89%     16.90%     22.70%
------------------------------------------------------------------------------------------------------------------------------------

(1) Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(2) Net investment income per share represents net investment income for the respective period divided by the monthly average shares of beneficial interest outstanding throughout each period.
(3) Annualized.
(4) The operating expense ratio includes expense reductions for soft dollar credits. The ratios excluding expense reductions for the six months ending June 30, 2000, and the years ended December 31, 1999, 1998, 1997, 1996 and 1995, were 1.35%, 1.38%, 1.36%, 1.44%, 1.56% and 1.40%, respectively.
(5) The operating expense ratio includes expense reductions due to minimum account maintenance fees deposited into the Fund. The ratio excluding this expense reduction for the six months ended June 30, 2000 was 1.35%.

                       See notes to financial statements.

--------------------------------------------------------------------------------
                              THE MUHLENKAMP FUND
                       (A Portfolio of the Wexford Trust)

                             SCHEDULE OF INVESTMENTS
                            June 30, 2000 (Unaudited)
-------------------------------------------------------------------------------
NAME OF THE ISSUER OR TITLE OD ISSUE                  SHARES             VALUE

COMMON STOCK - 90.3%+
Aerospace - 1.0%+
     BE Aerospace, Inc.*                              272,600        $ 1,874,125
     Teledyne Technologies Incorporated*                5,714             95,710
                                                                      ----------
                                                                       1,969,835

Airlines - 0.2%+
     AMR Corporation                                   14,000            370,125
                                                                      ----------
Appliances - 1.5%+
     Salton, Inc.*                                     84,200          3,104,875

Autos and Recreational Vehicles - 5.4%+
     Ford Motor Company                               112,000          4,816,000
     Monaco Coach Corporation*                         45,000            613,125
     National R.V. Holdings, Inc.*                    224,500          2,357,250
     Superior Industries International, Inc.           98,180          2,528,136
     Visteon Corporation                               14,664            177,807
     Winnebago Industries, Inc.                        40,000            522,500
                                                                      ----------
                                                                      11,014,818
                                                                      ----------
Banks - 8.7%+
     The Chase Manhattan Corporation                   36,000          1,658,250
     Citigroup Inc.                                   180,000         10,845,000
     Mellon Financial Corporation                     140,000          5,101,250
                                                                      ----------
                                                                      17,604,500
                                                                      ----------
Brokerage - 10.5%+
     Merrill Lynch & Co., Inc.                        102,000         11,730,000
     Southwest Securities Group, Inc.#                254,598          9,483,776
                                                                      ----------
                                                                      21,213,776
Building Products - 3.5%+
     Owens Corning                                      34,000           314,500
     Southdown, Inc.                                    60,000         3,465,000
     Texas Industries, Inc.                            111,900         3,231,113
                                                                      ----------
                                                                       7,010,613
                                                                      ----------

Capital Goods - 2.3%+
     Graco Inc.                                        105,825         3,439,313
     IDEX Corporation                                   41,250         1,301,953
     Water Pik Technologies, Inc.*                       2,000            12,500
                                                                      ----------
                                                                       4,753,766
                                                                      ----------

Finance - 9.2%+
     Fannie Mae                                         74,400         3,882,750
     Morgan Stanley Dean Witter & Co.                  163,000        13,569,750
     Washington Mutual, Inc.                            41,125         1,187,484
                                                                      ----------
                                                                      18,639,984
                                                                      ----------

Furniture - 3.3%+
     Stanley Furniture Company, Inc.*                  305,500   $     6,721,000
                                                                      ----------

Homebuilding - 4.4%+
     American Woodmark Corporation                     112,200         2,300,100
     Beazer Homes USA, Inc.*                            27,400           500,050
     Crossmann Communities, Inc.*                      180,000         2,970,000
     NVR, Inc.*                                         53,600         3,055,200
                                                                      ----------
                                                                       8,825,350
                                                                      ----------

Industrial Equipment - 0.6%+
     JLG Industries, Inc.                               68,100           808,688
     Parker-Hannifin Corporation                        13,501           462,409
                                                                      ----------
                                                                       1,271,097
                                                                      ----------
Insurance - 5.5%+
     Conseco, Inc.                                     684,608         6,674,928
     Fidelity National Financial, Inc.                 238,881         4,374,508
     Reliance Group Holdings, Inc.                      52,500            39,375
                                                                      ----------
                                                                      11,088,811
                                                                      ----------
Medical - 1.6%+
     D & K Healthcare Resources, Inc.*                  17,500           182,656
     Eclipse Surgical Technologies, Inc.*               14,200            62,125
     Orthodontic Centers of America, Inc.*             105,000         2,375,625
     Scios Inc.*                                       120,000           675,000
                                                                      ----------
                                                                       3,295,406
                                                                      ----------

Metal - 1.3%+
     Allegheny Technologies Incorporated                20,000           360,000
     RTI International Metals, Inc.*                   204,200         2,322,775
                                                                      ----------
                                                                       2,682,775
                                                                      ----------

Oils, Natural Gas and Energy Related - 11.8%+
     Calpine Corporation*#                             146,000         9,599,500
     The Coastal Corporation                           115,000         7,000,625
     Conoco Inc. - Class A                             200,000         4,400,000
     The Houston Exploration Company*                   20,000           502,500
     OMNI Energy Services Corp.*                       185,600           139,200
     Union Pacific Resources Group Inc.                100,000         2,200,000
                                                                      ----------
                                                                      23,841,825
                                                                      ----------

Retail Jewelry - 0.1%+
     Piercing Pagoda, Inc.*                             10,000           145,000
                                                                      ----------
Technology - 17.6%+
     ATMI, Inc.*                                       160,100         7,444,650
     Applied Materials, Inc.*#                         140,000        12,687,500
     Computer Associates International, Inc.           125,000         6,398,437
     Intel Corporation                                  68,000         9,090,750
                                                                      ----------
                                                                      35,621,337
                                                                      ----------
Tobacco - 0.5%+
     Philip Morris Companies Inc.                       35,280    $      937,125
                                                                      ----------
Transportation - 1.2%+
     Arkansas Best Corporation*                        230,300         2,288,606
     Rush Enterprises, Inc.*                            18,100           100,681
                                                                      ----------
                                                                       2,389,287
                                                                      ----------

Travel Services - 0.1%+
     Sabre Holdings Corporation*                        10,117           288,335
                                                                      ----------
       Total Common Stocks (Cost $125,991,345)                       182,789,640
                                                                      ----------

--------------------------------------------------------------------------------
                                                 CONTRACTS
                                           (100 SHARES PER CONTRACT)    VALUE
--------------------------------------------------------------------------------
CALL OPTIONS PURCHASED - 0.0%+
     Southwest Securities Group, Inc.
     Expiration Septemeber 2000,
     Exercise Price $45.00                         100                    21,250
     Total Call Options Purchased                                     ----------
     (Cost $70,300)                                                       21,250
                                                                      ----------
--------------------------------------------------------------------------------
                                               PRINCIPAL AMOUNT         VALUE
--------------------------------------------------------------------------------
CORPORATE BONDS - 0.8%+
     General Motors Acceptance Corporation
     0.000%, 6/15/2015, principal only          $5,000,000             1,587,655
                                                                      ----------
     Total Corporate Bonds (Cost $1,124,903)                           1,587,655
                                                                      ----------
SHORT-TERM INVESTMENTS - 9.7%+
MONEY MARKET MUTUAL FUNDS - 9.7%+
     Firstar Stellar Treasury Fund              19,698,094            19,698,094
                                                                      ----------
     Total Short-Term Investments (Cost $19,698,094)                  19,698,094
                                                                      ----------
TOTAL INVESTMENTS - 100.8%+
(Cost $146,884,642)                                          $       204,096,639
                                                                     ==========

* Non income producing security.
+ Investments are shown as a percentage of net assets at June 30, 2000.
# All or a portion of the shares have been committed as collateral for written option contracts.

-------------------------------------------------------------------------------
                              THE MUHLENKAMP TRUST
                       (A Portfolio of the Wexford Trust)

                           SCHEDULE OF OPTIONS WRITTEN
                            June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
                                            CONTRACTS
                                      (100 SHARES PER CONTRACT)        VALUE

CALL OPTIONS
     Applied Materials, Inc.:
     Expiration July 2000,
     Exercise Price $82.50                  400                 $      410,000
     Expiration July 2000,
     Exercise Price $90.00                  200                        102,500
     Expiration July 2000,
     Exercise Price $92.50                  100                         40,000
     Expiration July 2000,
     Exercise Price $95.00                  200                         53,750
     Expiration January 2002,
     Exercise Price $60.00                  100                        453,750
     Asyst Technologies, Inc.
     Expiration December 2000,
     Exercise Price $65.00                  100                         32,500
     Calpine Corporation
     Expiration July 2000,
     Exercise Price $47.50                  40                          93,000
     Southwest Securities Group, Inc.
     Expiration January 2002,
     Exercise Price $50.00                  100                        101,250

PUT OPTIONS
     Asyst Technologies, Inc.
     Expiration December 2000,
     Exercise Price $55.00                  100                        241,250
     Southwest Securities Group, Inc.
     Expiration January 2002,
     Exercise Price $50.00                  100                        191,250
                                                                       ---------
TOTAL OPTIONS WRITTEN                                        $        1,719,250
                                                                       =========
      (Premiums received $1,954,225)
--------------------------------------------------------------------------------
                       See notes to financial statements.


                              THE MUHLENKAMP FUND
                       (A Portfolio of the Wexford Trust

                         NOTES TO FINANCIAL STATEMENTS
                   SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)

1. ORGANIZATION

The Wexford Trust (the "Trust") was organized as a Massachusetts Business Trust on September 21, 1987 and operations commenced on November 1, 1988. The Trust is registered under the Investment Company Act of 1940, as amended. The Muhlenkamp Fund (the "Fund") is a portfolio of the Trust and is currently the only fund in the Trust.

The Fund operates as a diversified open-end mutual fund that continuously offers its shares for sale to the public. The Fund will manage its assets to seek a maximum total return to its shareholders, primarily through a combination of interest and dividends and capital appreciation by holding a diversified list of publicly traded stocks. The Fund may acquire and hold fixed-income or debt investments as market conditions warrant and when, in the opinion of its advisor, it is deemed desirable or necessary in order to attempt to achieve its investment objective.

The primary focus of the Fund is long-term and the investment options diverse. This allows for greater flexibility in the daily management of Fund assets. However, with flexibility also comes the risk that assets will be invested in various classes of securities at the wrong time and price.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A summary of significant accounting policies applied by management in the preparation of the accompanying financial statements follows.

a. INVESTMENT VALUATIONS -- Stocks and Bonds are valued at the latest sales price on the last business day of the fiscal period as reported by the securities exchange on which the issue is traded. If no sale is reported, the security is valued at the last quoted bid price.

b. INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the yield to maturity basis. Discounts and premiums on securities are amortized over the life of the respective securities. The Fund uses the specific identification method in computing gain or loss on the sale of investment securities.

c. FEDERAL TAXES -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal tax provision is required. In addition, the Fund will make sufficient distributions of its income and realized gains, if any, to avoid the payment of any federal excise taxes. Generally accepted accounting principles require that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets.

d. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS OF BENEFICIAL INTEREST -- Dividends from net investment income, if any, are declared and paid annually. Distributions of net realized capital gains, if any, will be declared and paid at least annually.

e. USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

f. OPTIONS TRANSACTIONS -- The Fund may write put and call options only if it
(i) owns an offsetting position in the underlying security or (ii) maintains cash or other liquid assets in an amount equal to or greater than its obligation under the option. When the Fund writes a call or put option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may purchase put and call options. When the Fund purchases a call or put option, an amount equal to the premium paid is included in the Fund's statement of assets and liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

3. INVESTMENT ADVISORY AND OTHER AGREEMENTS

Muhlenkamp & Co., Inc. (the "Advisor"), an officer/stockholder of which is a trustee of the Trust, receives a fee for investment management. The fee is computed and accrued daily based on the net asset value at the close of business and is equal to 1% per annum. Firstar Mutual Fund Services, LLC serves as transfer agent, administrator and accounting services agent for the Fund. Firstar Bank, N.A. serves as custodian for the Fund.

4. CAPITAL SHARE TRANSACTIONS

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest with a par value of $.001 per share. Transactions in capital shares of the Fund were as follows:

                                                          SIX MONTHS ENDED                       YEAR ENDED
                                                           JUNE 30, 2000                     DECEMBER 31, 1999
Shares outstanding, beginning of period                      4,344,743                           5,178,767
Share sold                                                     817,156                           1,361,481
Shares issued to shareholders in reinvestment
of dividends                                                     -                                  84,183
Share redeemed                                                (800,028)                         (2,279,688)
                                                             -----------                        -------------
Shares, outstanding, end period                              4,361,871                           4,344,743
                                                             ===========                        =============

5. OPTION CONTRACTS WRITTEN

The number of option contracts written and the premiums received by the Muhlenkamp Fund during the six months ended June 30, 2000, were as follows:


                                  NUMBER OF CONTRACTS    PREMIUMS RECEIVED

Options outstanding, beginning
of period                               1,000             589,480
Options written                         2,850           3,287,800
Options exercised                        (728)           (404,644)
Options expired                          (510)           (422,531)
Options closed                         (1,172)         (1,095,880)
                                      --------          ------------
Options outstanding, end of period      1,440           1,954,225
                                      =========         ============

6. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term securities, for the six months ended June 30, 2000 were as follows:

                      PURCHASES                                                SALES
---------------------------- -------------------------- -------------------------- --------------------------
      U.S. GOVERNMENT                  OTHER                 U.S GOVERNMENT                  OTHER
---------------------------- -------------------------- -------------------------- --------------------------
             0                      25,566,768                  3,099,102                 39,493,021

The components of the net unrealized appreciation in the value of the investments held at June 30, 2000 for both financial reporting and tax purposes are as follows:

Gross unrealized appreciation of investments                     $79,850,184
Gross unrealized depreciation of investments                      (22,638,187)
                                                                  --------------
Net unrealized appreciation of investments                       $57,211,997
                                                                  ==============
At June 30, 2000, the cost of investments for federal income tax purposes was $146,884,642.

7. EXPENSE REDUCTIONS

The Fund has a directed business arrangement with Capital Institution Services, Inc. ("CIS"). Upon the purchase and/or sale of investment securities at best price and execution, the Fund pays a brokerage commission to CIS. These commission payments generate nonrefundable cumulative credits which are available to pay certain expenses of the Fund, such as performance measurements, pricing information, custodian and record keeping services, legal, accounting and other administrative costs. Shareholders benefit under this arrangement as the net expenses of the Muhlenkamp Fund do not include such fees. For the six months ended June 30, 2000, the Muhlenkamp Fund's expenses were reduced $25,875 by utilizing directed brokerage credits resulting in a decrease in the expense ratio being charged to shareholders of 0.03%. In accordance with Securities and Exchange Commission requirements, such amount is required to be shown as an expense and has been included in each of the expenses in the Statement of Operations. Expenses are also reduced through the deposit of minimum account maintenance fees into the Fund. By November 30th of each year, all accounts without net investments (purchases less redemptions) totaling $1,500 or more; an account value greater than $1,500, or having an account enrolled in the Automatic Investment Program, are charged a $15 fee. These fees are used to lower the Fund's expense ratio. For the six months ended June 30, 2000, the Fund's expenses were reduced $28,535 by utilizing minimum account maintenance fees, resulting in a decrease in the expense ratio being charged to shareholders of 0.03%.

8. CHANGE OF AUDITORS

On June 9, 2000, the Board of Trustees ratified the termination of Deloitte and Touche LLP as the Fund's independent accountants. For the years ended December 31, 1995 and December 31, 1996, Schneider Downs & Co., Inc. expressed an unqualified opinion on the Fund's financial statements. For the years ended December 31, 1997 through December 31, 1999, Deloitte and Touche LLP expressed an unqualified opinion on the Fund's financial statements. There were no disagreements between Fund management and Deloitte and Touche LLP prior to their termination. The Board of Trustees approved the termination of Deloitte and Touche LLP and the appointment of PricewaterhouseCoopers LLP as the Fund's independent accountants.








                               INVESTMENT ADVISOR
                           Muhlenkamp & Company, Inc.
                               12300 Perry Highway
                                Wexford, PA 15090

                        ADMINISTRATOR AND TRANSFER AGENT
                        Firstar Mutual Fund Services, LLC
                             615 E. Michigan Street
                               Milwaukee, WI 53202

                                    CUSTODIAN
                               Firstar Bank, N.A.
                                425 Walnut Street
                              Cincinnati, OH 45201

                                    AUDITORS
                           PricewaterhouseCoopers LLP
                             100 E. Wisconsin Avenue
                               Milwaukee, WI 53202